Exhibit 7.(a)



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 28, 2000 and April 7, 2000, in Post-Effective Amendment No. 6 to the Registration Statement (Form S-6 No. 33-97852) and related Prospectus of Southland Separate Account L1 (dated May 1, 2000).



                                                           /s/ ERNST & YOUNG LLP


Atlanta, Georgia
April 26, 2000